Exhibit 99.14

CWABS 2005-3

                                                      ------------------------------------------------------------------------
Assumptions:                                               Name          Arm Speed         Fixed Speed          LIBOR
------------                           ---------------------------------------------------------------------------------------
Run to Maturity.                         Scenario 1     Base Case          40 cpr            23 hep          Fwd + 200 bp
Triggers Failing.                        Scenario 2    Fast Prepay         55 cpr            35 hep          Fwd + 200 bp
12-mo Recovery Lag.                      Scenario 3    Slow Prepay         30 cpr            15 hep          Fwd + 200 bp
60% Severity.                            Scenario 4    Fast / Slow         55 cpr            15 hep          Fwd + 300 bp
100% Servicer Advance.                   Scenario 5     LIBOR down         55 cpr            35 hep          Fwd - 100 bp
                                       ---------------------------------------------------------------------------------------
Defaults on Top of Prepayment.
Prepayments and Fwd LIBOR vary by Scenario

                           ----------------------------------------------------------------------------------------
Class MV3                     Base Case        Fast Prepay      Slow Prepay       Fast / Slow       LIBOR down
                              Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5
         ----------------------------------------------------------------------------------------------------------
         Cum. Net Loss      200,489,339.22   185,309,511.53    227,981,668.62   176,490,674.53    240,540,451.14
                               (11.66%)         (10.77%)          (13.25%)         (10.26%)          (13.98%)
         Break CDR              11.56             15.78             9.70             14.94             21.27
         Bond WAL                7.98             5.28             10.98             5.32              4.94
         Bond Mod Duration       6.00             4.35              7.46             4.25              4.47
         ----------------------------------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------------------
Class MV5                     Base Case        Fast Prepay      Slow Prepay       Fast / Slow       LIBOR down
                              Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5
         ----------------------------------------------------------------------------------------------------------
         Cum. Net Loss      136,351,714.43   118,820,914.06    167,149,256.80   110,003,359.02    174,258,849.49
                               (7.93%)           (6.91%)          (9.72%)           (6.40%)          (10.13%)
         Break CDR               7.45             9.68              6.71             8.91              14.73
         Bond WAL                8.62             5.65             11.83             5.71              5.30
         Bond Mod Duration       6.30             4.58              7.76             4.48              4.73
         ----------------------------------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------------------
Class MV6                     Base Case        Fast Prepay      Slow Prepay       Fast / Slow       LIBOR down
                              Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5
         ----------------------------------------------------------------------------------------------------------
         Cum. Net Loss      115,761,824.51    97,580,592.47    145,597,876.67    88,634,813.74    152,995,005.01
                               (6.73%)           (5.67%)          (8.46%)           (5.15%)           (8.90%)
         Break CDR               6.22             7.84              5.73             7.08              12.75
         Bond WAL                9.35             6.14             11.63             6.19              5.77
         Bond Mod Duration       6.66             4.88              7.73             4.77              5.08
         ----------------------------------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------------------
Class MV8                     Base Case        Fast Prepay      Slow Prepay       Fast / Slow       LIBOR down
                              Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5
         ----------------------------------------------------------------------------------------------------------
         Cum. Net Loss      67,671,668.62     51,913,016.84    87,247,478.55     43,054,265.85    107,571,207.72
                               (3.93%)           (3.02%)          (5.07%)           (2.50%)           (6.25%)
         Break CDR               3.50             4.05              3.26             3.34              8.70
         Bond WAL                9.06             6.73             10.01             6.79              6.37
         Bond Mod Duration       6.47             5.20              6.93             5.10              5.40
         ----------------------------------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------------------
Class BV                      Base Case        Fast Prepay      Slow Prepay       Fast / Slow       LIBOR down
                              Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5
         ----------------------------------------------------------------------------------------------------------
         Cum. Net Loss      39,518,842.92     28,874,764.82    52,915,291.68     19,623,947.18     85,304,189.52
                               (2.30%)           (1.68%)          (3.08%)           (1.14%)           (4.96%)
         Break CDR               2.00             2.22              1.92             1.50              6.80
         Bond WAL                8.21             6.43              9.20             6.36              6.11
         Bond Mod Duration       5.99             5.02              6.52             4.86              5.08
         ----------------------------------------------------------------------------------------------------------